# Q1 Fiscal Year 2016 Earnings Supplemental Schedules

*First Quarter Ended April 30, 2015*

May 28, 2015

Tech Data
The Difference in Distribution™

# Company Speakers

**Robert M. Dutkowsky**
Chief Executive Officer

**Jeffery P. Howells**
Executive Vice President
and Chief Financial Officer

# Forward-Looking Statements and Non-GAAP Financial Information

*Forward-Looking Statements* – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed March 26, 2015, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

*Non-GAAP Financial Information* – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

# Worldwide Net Sales

$ in Billions



Quarterly Results
$6.7
$6.8
$6.8
$7.3
$5.9
37%
40%
39%
35%
40%
63%
60%
61%
65%
60%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Americas | $2.5 | $2.7 | $2.6 | $2.6 | $2.3 |
| Europe | $4.3 | $4.1 | $4.1 | $4.8 | $3.5 |
| Reported Y/Y Growth | 9% | 8% | 6% | -8% | -12% |
| FX - Adj. Y/Y Growth | 6% | 6% | 9% | 0% | 2% |

Tech Data
The Difference in Distribution™

# The Americas Net Sales

$ in Billions



Quarterly Results
$2.5
$2.7
$2.6
$2.6
$2.3
Q1FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16

| | Q1FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Reported Y/Y Growth | 8% | 4% | 3% | -5% | -6% |

Tech Data
The Difference in Distribution™

# Europe Net Sales (in USD)

$ in Billions


Quarterly Results
$4.3
$4.1
$4.1
$4.8
$3.5
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Reported Y/Y Growth | 10% | 11% | 8% | -9% | -17% |

Tech Data
The Difference in Distribution™

# Europe Net Sales (in euros)

€ in Billions



Quarterly Results
€ 3.1
€ 3.0
€ 3.2
€ 3.9
€ 3.2
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Reported Y/Y Growth | 5% | 7% | 13% | 1% | 5% |

# Gross Profit and Margin

$ in Millions

**Quarterly Results**


4.98%
5.14%
4.95%
5.07%
4.96%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Gross Profit | $335.3 | $351.4 | $335.0 | $372.3 | $291.9 |
| Gross Margin | 4.98% | 5.14% | 4.95% | 5.07% | 4.96% |

# SG&A Expenses (non-GAAP)

$ in Millions

**Quarterly Results (1)**


4.22%
4.05%
3.91%
3.55%
4.11%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Non-GAAP SG&A exp | $284.2 | $277.1 | $264.2 | $260.5 | $241.7 |
| Non-GAAP SG&A % | 4.22% | 4.05% | 3.91% | 3.55% | 4.11% |
| | | | | | |
| GAAP SG&A exp | $291.6 | $284.5 | $271.2 | $266.9 | $247.5 |
| GAAP SG&A % | 4.33% | 4.16% | 4.01% | 3.64% | 4.20% |

*(1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

# Worldwide Operating Income (non-GAAP)

$ in Millions



Quarterly Results (1)
0.76%
1.09%
1.05%
1.52%
0.85%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Non-GAAP Operating Income | $51.2 | $74.3 | $70.8 | $111.7 | $50.2 |
| Non-GAAP Operating Margin | 0.76% | 1.09% | 1.05% | 1.52% | 0.85% |
| | | | | | |
| GAAP Operating Inc | $31.5 | $67.7 | $66.7 | $101.9 | $81.9 |
| GAAP Operating Mrgn. | 0.47% | 0.99% | 0.99% | 1.39% | 1.39% |

(1) *See the GAAP to Non-GAAP reconciliation in the appendix.*

# The Americas Operating Income (non-GAAP)

$ in Millions

Quarterly Results [1][2]


1.18%
1.44%
1.44%
1.53%
1.04%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Non-GAAP Operating Income[2] | $29.3 | $39.2 | $38.2 | $39.3 | $24.4 |
| Non-GAAP Operating Margin[2] | 1.18% | 1.44% | 1.44% | 1.53% | 1.04% |
| | | | | | |
| GAAP Operating Income[1] | $26.3 | $38.9 | $42.2 | $37.8 | $62.4 |
| GAAP Operating Margin[1] | 1.06% | 1.43% | 1.60% | 1.47% | 2.67% |

*[1] Before stock compensation expense.*
*[2] See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

# Europe Operating Income (non-GAAP)

$ in Millions


Quarterly Results (1)(2)
0.56%
0.95%
0.89%
1.60%
0.83%

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Non-GAAP Operating Income[2] | $23.8 | $38.9 | $36.5 | $76.4 | $29.6 |
| Non-GAAP Operating Margin[2] | 0.56% | 0.95% | 0.89% | 1.60% | 0.83% |
| | | | | | |
| GAAP Operating Income[1] | $7.2 | $32.7 | $28.4 | $67.9 | $23.4 |
| GAAP Operating Margin[1] | 0.17% | 0.79% | 0.69% | 1.42% | 0.66% |

[1] *Before stock compensation expense.*
[2] *See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

# Net Income and EPS (non-GAAP)

in Millions
except EPS

## Quarterly Results [1]



$0.72
$1.12
$1.18
$1.96
$0.80

| | Q1 FY15 | Q2 FY15 | Q3 FY15 | Q4 FY15 | Q1 FY16 |
|---|---|---|---|---|---|
| Non-GAAP Net Income | $27.7 | $42.9 | $45.3 | $74.9 | $29.6 |
| Non-GAAP EPS - diluted | $0.72 | $1.12 | $1.18 | $1.96 | $0.80 |
| GAAP Net Income | $13.5 | $39.3 | $41.7 | $80.7 | $51.3 |
| GAAP EPS - diluted | $0.35 | $1.03 | $1.09 | $2.11 | $1.38 |
| Weighted Average Shares Outstanding - Diluted | 38,321 | 38,368 | 38,433 | 38,282 | 37,036 |

*[1] See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data
The Difference in Distribution™

# Cash Conversion Cycle


41
40
41
35
40
33
31
33
26
32
21
22
24
20
23
(53)
(49)
(50)
(41)
(49)
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
Q1 FY16
Days of Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days of Purchases Outstanding

Tech Data
The Difference in Distribution™

# Cash Flow and Balance Sheet Highlights

$ in Millions

## Cash Flow from Operations



$95
-$45
-$108
$177
$103
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

## Debt to Total Capital



16%
16%
16%
16%
16%

| | Q1FY15 | Q2FY15 | Q3FY15 | Q4FY15 | Q1FY16 |
|---|---|---|---|---|---|
| Debt | $404 | $403 | $400 | $366 | $368 |
| Equity | $2,157 | $2,153 | $2,086 | $1,960 | $1,972 |
| Debt to Total Capital ratio | 16% | 16% | 16% | 16% | 16% |

Tech Data
The Difference in Distribution™

# Return On Invested Capital


10%
11%
11%
11%
11%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Benchmark Weighted Average Cost of Capital ~10% (1)
Estimated Weighted Average Cost of Capital ~9.3% (2)

*(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.*
*(2) Source: Bloomberg, May 20, 2015.*

# Customer And Product Mix

## Customers
*(% of total net sales)*


Retail/Direct Marketers 30%
Corporate Resellers 24%
VARs 46%

## Products
*(% of total net sales)*


Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software 18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Broadline 47%
Mobile Phones
Accessories
Mobility 10%
Data Center 22%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics 3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

*Company estimates for the 12-months ended April 30, 2015.*

Tech Data
The Difference in Distribution™

# APPENDIX

# GAAP to Non-GAAP Reconciliation
# SG&A

| Selling, general and administrative ("SG&A") (In thousands) | Three months ended April 30, 2014 | Three months ended July 31, 2014 | Three months ended October 31, 2014 | Three months ended January 31, 2015 | Three months ended April 30, 2015 |
|---|---|---|---|---|---|
| **Net Sales** | **$ 6,728,151** | **$ 6,841,809** | **$ 6,761,181** | **$ 7,339,491** | **$ 5,887,229** |
| GAAP SG&A expenses | **$ 291,596** | **$ 284,513** | **$ 271,235** | **$ 266,890** | **$ 247,481** |
| Acquisition-related amortization of intangibles | (7,434) | (7,424) | (7,053) | (6,354) | (5,780) |
| **Non-GAAP SG&A expenses** | **$ 284,162** | **$ 277,089** | **$ 264,182** | **$ 260,536** | **$ 241,701** |
| **GAAP SG&A percentage of net sales** | **4.33%** | **4.16%** | **4.01%** | **3.64%** | **4.20%** |
| **Non- GAAP SG&A percentage of net sales** | **4.22%** | **4.05%** | **3.91%** | **3.55%** | **4.11%** |

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Q1 FY16

| (In thousands) | Q1 FY16 - Three months ended April 30, 2015 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 2,339,260** | **$ 3,547,969** | | **$ 5,887,229** |
| GAAP operating income[1] | $ 62,359 | $ 23,397 | $ (3,818) | $ 81,938 |
| Restatement and remediation-related expenses | 38 | 580 | | 618 |
| LCD settlements | (38,511) | - | | (38,511) |
| Loss on disposal of subsidiaries | 363 | - | | 363 |
| Acquisition-related amortization of intangibles | 170 | 5,610 | | 5,780 |
| Total non-GAAP operating income adjustments | (37,940) | 6,190 | | (31,750) |
| **Non-GAAP operating income** | **$ 24,419** | **$ 29,587** | **$ (3,818)** | **$ 50,188** |
| **GAAP operating margin** | **2.67%** | **0.66%** | | **1.39%** |
| **Non-GAAP operating margin** | **1.04%** | **0.83%** | | **0.85%** |

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Q4 FY15

| | Q4 FY15 - Three months ended January 31, 2015 | | | |
|---|---|---|---|---|
| (In thousands) | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 2,563,662** | **$ 4,775,829** | | **$ 7,339,491** |
| GAAP operating income[1] | $ 37,776 | $ 67,878 | $ (3,970) | $ 101,684 |
| Restatement and remediation-related expenses | 36 | 2,329 | | 2,365 |
| Loss on disposal of subsidiaries | 1,330 | - | | 1,330 |
| Acquisition-related amortization of intangibles | 170 | 6,184 | | 6,354 |
| Total non-GAAP operating income adjustments | 1,536 | 8,513 | | 10,049 |
| **Non-GAAP operating income** | **$ 39,312** | **$ 76,391** | **$ (3,970)** | **$ 111,733** |
| **GAAP operating margin** | **1.47%** | **1.42%** | | **1.39%** |
| **Non-GAAP operating margin** | **1.53%** | **1.60%** | | **1.52%** |

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Q3 FY15

| (In thousands) | Q3 FY15 - Three months ended October 31, 2014 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 2,644,085** | **$ 4,117,096** | | **$ 6,761,181** |
| GAAP operating income[1] | $ 42,194 | $ 28,407 | $ (3,856) | $ 66,745 |
| Restatement and remediation-related expenses | 877 | 1,187 | | 2,064 |
| LCD settlements | (5,059) | - | | (5,059) |
| Acquisition-related amortization of intangibles | 170 | 6,883 | | 7,053 |
| Total non-GAAP operating income adjustments | (4,012) | 8,070 | | 4,058 |
| **Non-GAAP operating income** | **$ 38,182** | **$ 36,477** | **$ (3,856)** | **$ 70,803** |
| **GAAP operating margin** | **1.60%** | **0.69%** | | **0.99%** |
| **Non-GAAP operating margin** | **1.44%** | **0.89%** | | **1.05%** |

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Q2 FY15

| (In thousands) | Q2 FY15 - Three months ended July 31, 2014 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 2,722,191** | **$ 4,119,618** | | **$ 6,841,809** |
| GAAP operating income[1] | $ 38,854 | $ 32,725 | $ (3,869) | $ 67,710 |
| Restatement and remediation-related expenses | 190 | 5,188 | | 5,378 |
| Value added tax assessment | - | (6,229) | | (6,229) |
| Acquisition-related amortization of intangibles | 170 | 7,254 | | 7,424 |
| Total non-GAAP operating income adjustments | 360 | 6,213 | | 6,573 |
| **Non-GAAP operating income** | **$ 39,214** | **$ 38,938** | **$ (3,869)** | **$ 74,283** |
| **GAAP operating margin** | **1.43%** | **0.79%** | | **0.99%** |
| **Non-GAAP operating margin** | **1.44%** | **0.95%** | | **1.09%** |

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation
# Operating Income – Q1 FY15

| (In thousands) | Q1 FY15 - Three months ended April 30, 2014 | | | |
|---|---|---|---|---|
| | Americas[1] | Europe[1] | Stock Compensation Expense | Consolidated |
| **Net Sales** | **$ 2,476,271** | **$ 4,251,880** | | **$ 6,728,151** |
| GAAP operating income[1] | $ 26,283 | $ 7,186 | $ (1,973) | $ 31,496 |
| Restatement and remediation-related expenses | 2,870 | 9,366 | | 12,236 |
| Acquisition-related amortization of intangibles | 170 | 7,264 | | 7,434 |
| Total non-GAAP operating income adjustments | 3,040 | 16,630 | | 19,670 |
| **Non-GAAP operating income** | **$ 29,323** | **$ 23,816** | **$ (1,973)** | **$ 51,166** |
| **GAAP operating margin** | **1.06%** | **0.17%** | | **0.47%** |
| **Non-GAAP operating margin** | **1.18%** | **0.56%** | | **0.76%** |

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data
The Difference in Distribution™

# GAAP to Non-GAAP Reconciliation - Net Income & EPS

| (In thousands, except per share data) | Three months ended | | | | | | | | | | | | Three months ended | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | April 30, 2014 | | | July 31, 2014 | | | October 31, 2014 | | | January 31, 2015 | | | April 30, 2015 | | |
| | Operating Income | Net Income | Diluted EPS | Operating Income | Net Income | Diluted EPS | Operating Income | Net Income | Diluted EPS | Operating Income | Net Income | Diluted EPS | Operating Income | Net Income | Diluted EPS |
| GAAP results | $ 31,496 | $13,467 | $ 0.35 | $67,710 | $39,328 | $1.03 | $66,745 | $41,700 | $1.09 | $101,684 | $80,677 | $2.11 | $81,938 | $51,277 | $1.38 |
| Restatement and remediation-related expenses | 12,236 | 8,759 | 0.23 | 5,378 | 4,328 | 0.11 | 2,064 | 1,585 | 0.04 | 2,365 | 1,845 | 0.05 | 618 | 478 | 0.01 |
| LCD settlements | - | - | - | - | - | - | (5,059) | (3,162) | (0.08) | - | - | - | (38,511) | (26,823) | (0.72) |
| Loss on disposal of subsidiaries | - | - | - | - | - | - | - | - | - | 1,330 | 1,330 | 0.03 | 363 | 363 | 0.01 |
| Reversal of deferred tax valuation allowances and income taxes on undistributed earnings of assets held for sale [1] | - | - | - | - | - | - | - | - | - | - | (13,601) | (0.35) | - | - | - |
| Value added tax assessment | - | - | - | (6,229) | (6,229) | (0.16) | - | - | - | - | - | - | - | - | - |
| Acquisition-related amortization of intangibles | 7,434 | 5,427 | 0.14 | 7,424 | 5,456 | 0.14 | 7,053 | 5,181 | 0.13 | 6,354 | 4,667 | 0.12 | 5,780 | 4,284 | 0.12 |
| Total non-GAAP adjustments | 19,670 | 14,186 | 0.37 | 6,573 | 3,555 | 0.09 | 4,058 | 3,604 | 0.09 | 10,049 | (5,759) | (0.15) | (31,750) | (21,698) | (0.58) |
| **Non-GAAP results** | **$ 51,166** | **$27,653** | **$ 0.72** | **$ 74,283** | **$ 42,883** | **$ 1.12** | **$ 70,803** | **$ 45,304** | **$ 1.18** | **$111,733** | **$ 74,918** | **$ 1.96** | **$ 50,188** | **$ 29,579** | **$ 0.80** |

[1] During the fourth quarter of fiscal 2015, the company recorded income tax benefits of $19.2 million primarily related to the reversal of deferred tax valuation allowances in certain jurisdictions in Europe, partially offset by income tax expenses of $5.6 million related to undistributed earnings of assets held for sale in certain Latin American jurisdictions.

Tech Data
The Difference in Distribution™

# Return on Invested Capital

(In thousands)

*TECD ROIC Formula:* $\dfrac{\textit{TTM Net Operating Profit After Tax}}{\textit{Average Invested Capital – Average Cash}}$

| | Twelve months ended | | | | |
|---|---|---|---|---|---|
| | **April 30, 2014** | **July 31, 2014** | **October 31, 2014** | **January 31, 2015** | **April 30, 2015** |
| **Non-GAAP Net Operating Profit After Tax (NOPAT):** | | | | | |
| Non-GAAP Operating Income | $279,828 | $306,083 | $313,536 | $307,985 | $307,006 |
| Non-GAAP effective tax rate | 31.3% | 32.1% | 31.8% | 31.8% | 31.2% |
| Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate)) | $192,304 | $207,804 | $213,845 | $210,172 | $211,356 |
| **Average Invested Capital:** | | | | | |
| Short-term debt (5-qtr average) | $43,068 | $45,868 | $46,913 | $40,342 | $34,905 |
| Long-term debt (5-qtr average) | 351,776 | 351,892 | 351,966 | 351,967 | 351,893 |
| Non-GAAP Shareholders' Equity (5-qtr average) | 2,019,604 | 2,074,585 | 2,111,349 | 2,103,329 | 2,075,158 |
| Total average capital | 2,414,449 | 2,472,345 | 2,510,227 | 2,495,638 | 2,461,956 |
| Less: Cash (5-qtr average) | (526,025) | (583,025) | (558,805) | (573,199) | (583,015) |
| Average invested capital less average cash | $1,888,424 | $1,889,320 | $1,951,422 | $1,922,439 | $1,878,941 |
| **ROIC** | **10%** | **11%** | **11%** | **11%** | **11%** |

* *Trailing Twelve Months is abbreviated as TTM.*

Tech Data
The Difference in Distribution™